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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 29, 1997


                            LESLIE'S POOLMART, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-18741                  95-4620298
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation or organization)     File Number)           Identification No.)


20630 Plummer Street, Chatsworth, California                         91311
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  (Address of principal executive offices)                        (Zip Code)


    Registrant's telephone number, including area code:  (818) 993-4212
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         (Former name or former address, if changed since last report)



                       This Report consists of 3 pages.

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ITEM 8.    CHANGE IN FISCAL YEAR

     On September 12, 1997, Leslie's Poolmart, Inc. determined to change its fiscal year-end from the Saturday closest to December 31, which was the fiscal year used in its most recent filing with the Commission, to the Saturday closest to September 30. The report covering the nine-month transition period ending September 27, 1997 will be filed with the Commission on Form 10-K.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DATED: SEPTEMBER 29, 1997

                                   LESLIE'S POOLMART, INC.
                                        (REGISTRANT)


                                   BY:     /S/ ROBERT D. OLSEN
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                                        ROBERT D. OLSEN,
                                        CHIEF FINANCIAL OFFICER

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